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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 20, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2002-HI2)


                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                333-76246               41-1808858
--------                                ---------               ----------
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation)                           Number)           Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.
        ------------

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ending March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 15, 2001); June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on August 10, 2001) and September 30, 2001 for the periods ending September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the SEC on November 14, 2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001, September 19, 2001, October 22,
2001, December 4, 2001 and January 25, 2002 as it related to Ambac Assurance Corporation, are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:



             Item 601 (a) of
             Regulation S-K
Exhibit No.  Exhibit No.        Description

1            23          Consent of KPMG LLP, independent auditors of
                         Ambac Assurance Corporation and subsidiaries with respect to the Residential Funding Mortgage Securities
                         II, Inc., Home Loan-Backed Notes, Series 2002-HI2.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES II, INC.


                               Name: Lisa Lundsten
                              Title: Vice President


Dated: March 20, 2002

                           EXHIBIT INDEX


           Item 601(a) of                                   Sequentially
Exhibit    Regulation S-K                                   Numbered
Number     Exhibit No.              Description             Page
------     -----------              -----------             ----
1          23                       Accountant's
                       Consent

                                           EXHIBIT 1

                                 INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-60164) of Residential Asset Mortgage Products, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated March 20, 2002, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                                 /s/ KPMG LLP
New York, New York
March 20, 2002


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